ETF2 P5 03/23

SUPPLEMENT DATED MARCH 28, 2023

TO THE CURRENTLY EFFECTIVE

PROSPECTUS DATED AUGUST 1, 2022,

AS AMENDED DECEMBER 21, 2022

OF

FRANKLIN DYNAMIC MUNICIPAL BOND ETF

FRANKLIN MUNICIPAL GREEN BOND ETF

(collectively, the “Funds”)

(each a series of Franklin Templeton ETF Trust (the “Trust”))

I.    The following is added as the second to last paragraph under the “Fund Details—Management” sections of the Prospectus for each Fund:

Effective December 1, 2022, the Fund will pay Advisers a unified management fee for managing the Fund’s assets, as approved by the Board. Pursuant to the investment management agreement with the Trust on behalf of the Fund, effective December 1, 2022, Advisers reimburses the Fund for all acquired fund fees and expenses (such as those associated with the Fund’s investment in a Franklin Templeton money fund) and pays all of the ordinary operating expenses of the Fund, except for (i) the Fund’s management fee, (ii) payments under the Fund’s Rule 12b-1 plan (if any), (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) taxes, (v) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vi) litigation expenses (including litigation to which the Trust or the Fund may be a party and indemnification of the trustees and officers with respect thereto), and (vii) other non-routine or extraordinary expenses. The fee is equal to the annual rate of 0.30% of the average daily net assets of the Fund.

Please keep this supplement with your Prospectus for future reference.